U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 17, 2003
                                                         ---------------

                               COPPER CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 000-33247
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         NEVADA                                         84-1493157
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


5442 Dungaree St., Las Vegas, NV                                        89118
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(Address of principal executive offices)                              (Zip Code)



                                  702-221-8703
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               Registrant's telephone number, including area code

                                 Copper Corporation

                    Information to be Included In the Report

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          On March 17, 2003 COPPER CORPORATION ("Copper") acquired all of the assets and assumed all of the liabilities of Preferred Assets, Inc. in exchange for 23,669,375 of Copper. Also, on March 17, 2003 Copper acquired all of the assets and assumed all of the liabilities of Investors Preferred Opportunities in exchange for 1,350,000 shares of Copper.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTTIFYING ACCOUNTANT

     None

ITEM 5.

          On March 17, 2003 the shareholders of Copper Corporation approved the change in the name of the corporation to Preferred Financial Resources.

ITEM 6. RESIGNATION OF REGISTRANTS DIRECTOR'S

     None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Audited Financial  Statements will be completed in the next forty-five
     (45) Days.

ITEM 8. CHANGE IN FISCAL YEAR.

     None.


                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               Copper Corporation
                                               ---------------------------------
                                               (Registrant)


Date: April 1, 2003                            /s/ Roger Sherman
      ----------------                         ---------------------------------
                                               Roger Sherman
                                               President